UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2021

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange

Item 8.01.	Other Events.

One of Fortress Transportation and Infrastructure Investors LLC’s (NYSE: FTAI or the “Company”) suppliers has received Federal Aviation Administration (“FAA”) approval for an alternative solution that will help FTAI become more cost-effective in maintaining its engines.  FTAI has placed an initial order for the alternative solution and expects to receive the first shipment in the next few weeks.

Cautionary Language Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the Company’s ability to become more cost-effective in maintaining its engines and expected receipt of the first shipment in the next few weeks.  Forward-looking statements are not statements of historical fact but instead are based on our present beliefs and assumptions and on information currently available to the Company.  You can identify these forward- looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “contemplates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this Form 8-K are based upon our historical performance and on our current plans, estimates and expectations in light of information currently available to us.  The inclusion of this forward-looking information should not be regarded as a representation by us, that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity.  Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, but not limited to, the risk factors set forth in Item 1A.  “Risk Factors” of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, as updated by annual, quarterly and other reports the Company files with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Eun Nam
Name:	Eun Nam
Title:	Chief Accounting Officer

Date: February 9, 2021